Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement No. 2 dated April 3, 2020 to the

Statement of Additional Information dated January 15, 2020, as previously amended (the “Statement of Additional Information”)

The section titled “GENERAL INFORMATION AND HISTORY” on page 1 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 1, 2012. The Fund's principal office is located at 717 Fifth Avenue, 14th Floor, New York, NY 10022, and its telephone number is (212) 506-3899.

The Fund is a diversified investment company, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer, excluding cash, government securities, and securities of other investment companies. The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

To the extent permitted by applicable law (including the Investment Company Act of 1940, as amended (the “1940 Act”)), the Fund may make investments through its wholly-owned subsidiaries, DIF Investments LLC or DIF Investments II LLC, each of which is a pass-through entity. To the extent permitted by applicable law including the 1940 Act, the Fund may guarantee the obligations of these investment vehicles

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers seven classes of shares: Class A shares, Class C shares, Class I shares, Class L shares and Class W shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads or early withdrawal charges; (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features or purchase arrangements, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Trust's Board of Trustees (the “Board of Trustees” and each, a “Trustee”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Resource Real Estate, LLC (the “Adviser”) serves as the Fund’s investment adviser.

This Supplement, the Prospectus and Statement of Additional provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.